UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 25, 2009


                           UTALK COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                       333-148266                98-0530295
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

9121 Atlanta Ave. #314, Huntington Beach, CA                       92646
  (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code (714) 475-3512

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On August 25, 2009, Tom Lewis was appointed as President, Treasurer, Secretary and director of our company and Mazen Hleiss resigned as the President, Treasurer and Secretary of our company.

Mr. Lewis has more than 35 years experience in the Oil and Gas and Mineral exploration industries. He has held various positions including Project Geologist, Project Manager, Senior Project Geologist, and Vice President Exploration. He also was an integral member of the development team that explored, and developed the Cortez Hills deposit in Crescent Valley Nevada.

In 1973 Mr. Lewis started his career in the Oil Fields, and worked in the Geophysical, and Drilling industries until 1981, when he became a Petroleum Landman for Westburne Petroleum & Minerals. While there he was responsible for the acquisition and disposition of interests and maintaining title to petroleum lands in various locales in the United States, and Western Canada. In 1989 he started his own business as a consulting geologist and has worked in numerous locations over the past 20 years, including the United States, Mexico, Canada, Portugal, Chile, Africa, India and Honduras. Some of the positions he held include: working with Teck Cominco in 1996 evaluating and exploring precious metal deposits in Southern Mexico; Project Manager on the Farim Phosphate deposit for Champion Resources in Guinea Bissau, West Africa in 1998; Project Geologist in 2001 and 2002 for Crystal Graphite Corporation, Project Geologist on the Midway Gold project in Tonopah Nevada, followed by two years as Senior Geologist at the Cortez Joint Venture in Crescent Valley, Nevada. By August 2005 he was named Vice President of Exploration in Portugal for St Elias Mines, working on the Jales project, and developing grass roots projects in Nevada. Following his experience in Portugal and Nevada he consulted to Selkirk Metals and New World Resource Corp. on projects in western Canada and Nevada. Most recently he consulted to Kinross Gold USA evaluating possible acquisitions.

Our board of directors now consists of Mazen Hleiss and Tom Lewis.

There are no family relationships among our directors or executive officers.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTALK COMMUNICATIONS, INC.


/s/ Tom Lewis
------------------------------
Tom Lewis
President and Director

Date: August 25, 2009

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